Exhibit 99.1

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Forward-Looking Statement

This presentation includes, and our response to various questions may include, forward-looking statements about the Company’s revenues and earnings and about our future plans and objectives. Any such statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans and operations to vary materially. These risks are discussed in the Company’s filings with the S.E.C.

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Company Overview

•                  Established in 1984

•                  $590 million in net sales in fiscal 2004

•                  Significant market share in direct channels

•                  Proprietary merchandise

•                  2.7 million active customers

Experienced Senior Management Team

Name		Title	Years of Experience

•	Dennis Pence	Chairman & Chief Executive Officer	30

•	Georgia Shonk-Simmons	President & Chief Merchandising Officer	33

•	Daniel Griesemer	Executive VP of Sales & Marketing	21

•	Mel Dick	Executive VP & Chief Financial Officer	31

Key Accomplishments

•                  Transitioned from a catalog retailer to an integrated triple-channel retailer

•                  Developed a scalable retail store model for national rollout

•                  Assembled a management team with extensive retail experience

•                  Focused our merchandise offerings on key categories

•                  Increased national brand awareness and market share

•                  Opened New York design studio

•                  Developed infrastructure to begin Global Sourcing

Women’s Apparel Market

More than 90% of all purchases are made in brick-and-mortar stores

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Source: NPD Group data for 2004

Women’s 35+ Apparel Market

Significant opportunity for Coldwater Creek to take market share

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Source: NPD Group data for 2004

Significant opportunity for Coldwater Creek to take market share

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Source: NPD Group data for 2004

Our Channel Mix

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An Underserved Customer

•                  35 to 60 years of age

•                  Median household income in excess of $75,000

•                  Underserved in existing stores

•                  Mall-based retailers focus on younger customer

•                  Migrating away from department stores

…Accounts for a Significant Portion of the Market

More than 40% of the female population falls in our demographic

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Source:  U.S. Census Bureau

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Limited Peer Group

Limited number of specialty retailers serving our targeted customers:

•                  Chico’s

•                  Talbots

•                  Ann Taylor

•                  J. Jill

•                  Christopher & Banks

Significant Store Rollout Potential

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Source: Latest company SEC filings
and company websites

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Strong Brand Equity

•                  Differentiated brand with strong customer appeal

•                  Unique, proprietary merchandise assortment

•                  Exceptional customer service

•                  Consistent representation of brand image across all channels

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Differentiated Merchandise

•                  Colorful and unique proprietary designs that address different aspects of our customer’s lifestyle

•                  Casual weekend wear

•                  Soft career wear

•                  Special occasion

•                  Casual sport apparel

•                  Current but not trendy

•                  Buy now, wear now

•                  Seasonally appropriate

•                  Versatile year-round fabrics

Integrated Tri-Channel Model

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•                  Consistent pricing

•                  Integrated merchandise

•                  Returns across any channel

•                  Store locator on web

•                  Web kiosks in stores

•                  Merchandise assortment tailored specifically for retail stores

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Retail Growth Opportunities

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Retail Store Channel

•                  High-traffic locations

•                  Unique environment

•                  Focused assortment

•                  114 full-line stores at the end of fiscal 2004

•                  Opportunity to grow to 450 to 500 stores

Expanding National Presence

114 full-line stores at the end of fiscal 2004

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174 full-line stores planned at the end of fiscal 2005

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Retail Management

Experienced retail and real estate team

•                  Store managers average 11 years of experience as retail managers

•                  Approximately 25% of store managers have been district managers

Store expansion …

Full-line retail stores

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… results in retail store sales growth

$ in millions

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While margins have grown …

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* Adjusted for impact of recent lease accounting corrections

… there remains significant margin opportunity

Peer group FY 04 operating margins

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* Trailing 12 moths from Q3 04

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Internet Channel

•                  Internet sales of $162 million in 2004

•                  2.4 million e-mail addresses

•                  Offers entire merchandise assortment

•                  Represents more than 55% of our Direct sales

•                  Cost-efficient clearance medium

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Catalog Channel

•                  Catalog sales of $132 million in 2004

•                  108 million catalogs mailed in 2004

Titles include:

•                  Northcountry

•                  Spirit

•                  Sport

•                  9+ billion pages mailed

•                  Promotes all three channels

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Superior Service

•                  Unconditional return policy for all merchandise

•                  Returns accepted in and from any channel

•                  Information systems that provide easy access to customer information

•                  Comprehensive training for all sales associates

•                  Calls answered in less than seven seconds with 99% answer rate

•                  Live chat feature on website

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Fulfillment Service

•                  Centrally located and expandable distribution center

•                  1 to 4 day store replenishment

•                  98% of in-stock orders shipped within 24 hours

•                  96% of returns processed in 24 hours

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Financial Highlights

Balance Sheet Summary

	Fiscal year
	*2001	*2002	*2003	*2004
	in millions, except for store count

Cash	$5.0	$26.6	$45.8	$111.2
Debt	—	—	—	—
Shareholders’ Equity	$93.7	$104.6	$118.2	$198.3

Inventory	$64.3	$59.7	$52.7	$63.8
Working capital	$28.4	$38.0	$51.6	$116.5
Full-line stores	27	41	66	114

* Adjusted for impact of recent lease accounting corrections

Highlights of Fourth Quarter Performance

	Three Months Ended
			Q4 03
	Jan. 31, 2004	Jan. 29, 2005	to Q4 04
($ in millions)	(Q4 03)	(Q4 04)	Growth

Net Sales	$168.8	$204.1	20.9%

Gross Margin	39.2%	42.3%	310 bps

Operating Income	$10.8	$18.5	71.5%

Operating Margin	6.4%	9.1%	270 bps

Diluted EPS	$0.12	$0.18	50.0%

Highlights of Fiscal Year Performance

	Twelve Months Ended
			FY 03
	Jan. 31, 2004	Jan. 29, 2005	to FY 04
($ in millions)	FY 03	FY 04	Growth

Net Sales	$518.8	$590.3	13.8%

Gross Margin	39.0%	43.4%	440 bps

Operating Income	$20.3	$47.8	135.5%

Operating Margin	3.9%	8.1%	420 bps

Diluted EPS	$0.22	$0.48	118.2%

Investment Summary

•                  Target a highly desirable, underserved customer

•                  Established brand equity with consistent image

•                  Highly successful merchandising strategy

•                  Significant store growth potential

•                  Top-line growth and operating margin opportunity to support continued earnings growth

•                  An experienced management team

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Thank You